UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  June 8, 2005

IMPLANT SCIENCES CORPORATION

(Exact name of Registrant as Specified in its Charter)

MASSACHUSETTS

(State or Other Jurisdiction of Incorporation)

001-14949	04-2837126
(Commission File Number)	(I.R.S. Employer Identification Number)

107 Audubon Road, #5

Wakefield, Massachusetts 01880

(Address of Principal Executive Offices, including Zip Code)

(781) 246-0700

(Registrant’s Telephone Number, including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2 below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17  CFR 240.14d-2(b)).

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 2.03.  Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

On June 8, 2005, Implant Sciences Corporation and C Acquisition Corp, (collectively the “Company”) executed a revolving credit facility for $1.5 million with Silicon Valley based Bridge Bank, N.A.  The revolving credit facility has a one year term, provides for advances of up to eighty percent (80%) of the Company’s eligible accounts receivable, bears interest at the prime rate plus one-half percent (1/2%), and is secured by certain assets of the Company.

Reference is made to the Business Financing Agreement, and two Intellectual Property Security Agreements, which are being filed as Exhibits to this Form 8-K. All statements made with respect to the transaction discussed in this Item 2.03 are qualified by such reference.

Item 9.01.  Financial Statements and Exhibits.

(c) Exhibits.

2.1	Form of Business Financing Agreement
2.2	Form of Intellectual Property Security Agreement between Implant Sciences Corporation and Bridge Bank, N.A.
2 3	Form of Intellectual Property Security Agreement between C Acquisition Corp. and Bridge Bank, N.A.

99.1	Press Release of the Company, dated June 8, 2004, with respect to the execution of a Revolving Line of Credit from Bridge Bank, N.A.

This Current Report on Form 8-K may contain, among other things, certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, (i) statements with respect to the Company’s plans, objectives, expectations and intentions; and (ii) other statements identified by words such as “may”, “could”, “would”, “should”, “believes”, “expects”, “anticipates”, “estimates”, “intends”, “plans” or similar expressions. These statements are based upon the current beliefs and expectations of the Company’s management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements. These forward-looking statements involve certain risks and uncertainties that are subject to change based on various factors (many of which are beyond the Company’s control).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMPLANT SCIENCES CORPORATION

Date: June 10, 2005	By:	/s/ A. J. Armini
A. J. Armini, President and Chief Executive Officer

INDEX TO EXHIBITS

Exhibit Number	Description

2.1	Form of Business Financing Agreement
2.2	Form of Intellectual Property Security Agreement between Implant Sciences Corporation and Bridge Bank, National Association.
2 3	Form of Intellectual Property Security Agreement between C Acquisition Corp. and Bridge Bank, National Association.

99.1	Press Release of the Company, dated June 8, 2004, with respect to the execution of a Revolving Line of Credit from Bridge Bank, NA.